                                                                   Exhibit 99.01

                            THE ASSOCIATED GROUP, INC.                     PROXY
                              CLASS B COMMON STOCK
               SPECIAL MEETING OF STOCKHOLDERS--DECEMBER 9, 1999



       This proxy is solicited on behalf of The Associated Group, Inc. board of directors for The Associated Group, Inc. Special Meeting of Stockholders on December 9, 1999.

       The undersigned hereby appoints Myles P. Berkman, David J. Berkman and Scott G. Bruce, and each of them, as proxies, each with the full power to appoint a substitute, to represent and to vote, as directed on the reverse side of this card, all the shares of Class B common stock of The Associated Group, Inc. the undersigned may be entitled to vote, with all the powers the undersigned would possess if personally present, at The Associated Group, Inc. Special Meeting of Stockholders to be held on December 9, 1999, at 10:00 a.m. local time, in the Meeting Room of Gateway Towers, 320 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, and at any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon any adjournments or postponements of the Special Meeting, subject to any directions on the reverse side of this card, and upon such other business as may properly come before the Special Meeting and matters incident to the conduct of the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

       This proxy when properly executed will be voted in the manner directed on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 28, 1999, BY AND AMONG AT&T CORP., A-GROUP MERGER CORP., A WHOLLY OWNED SUBSIDIARY OF AT&T CORP., LIBERTY MEDIA CORPORATION AND THE ASSOCIATED GROUP, INC., IN ACCORDANCE WITH THE RECOMMENDATION OF THE ASSOCIATED GROUP, INC. BOARD OF DIRECTORS, AND IN THEIR DISCRETION UPON ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING, SUBJECT TO ANY DIRECTIONS ON THE REVERSE SIDE OF THIS CARD, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. The undersigned acknowledges receipt of the Proxy Statement/Prospectus of the Company and AT&T Corp., dated October 29, 1999, and the related Notice of Special Meeting of Stockholders.


              (continued--to be dated and signed on reverse side)

1. Approval and adoption of the Amended and Restated Agreement and Plan of Merger dated as of October 28, 1999, by and among AT&T Corp., A-Group Merger Corp., a wholly-owned subsidiary of AT&T Corp., Liberty Media Corporation and The Associated Group, Inc.


         FOR                   AGAINST                 ABSTAIN

         / /                     / /                     / /


2. In their discretion, the named proxies are authorized to vote upon any adjournments or postponements of the Special Meeting, provided that if you vote against approval and adoption of the Amended and Restated Agreement and Plan of Merger, your proxy will not be voted in favor of adjourning the Special Meeting for the purpose of soliciting additional proxies.


THE ASSOCIATED GROUP, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER REFERRED TO IN
ITEM 1 ABOVE.


       To vote your shares of Class B common stock for approval and adoption of the Amended and Restated Agreement and Plan of Merger, dated as of October 28, 1999, by and among AT&T Corp., A-Group Merger Corp., a wholly-owned subsidiary of AT&T Corp., Liberty Media Corporation and The Associated Group, Inc., mark the "FOR" box on item "1." To vote against approval and adoption of the Amended and Restated Agreement and Plan of Merger, mark the "AGAINST" box. To abstain from voting for or against approval and adoption of the Amended and Restated Agreement and Plan of Merger, mark the "ABSTAIN" box. Approval and adoption of the Amended and Restated Agreement and Plan of Merger will also constitute approval of the merger and the other transactions contemplated by the Amended and Restated Agreement and Plan of Merger.


Please sign here exactly as your name(s) appears(s) to the left.

Dated                                                            , 1999
      -----------------------------------------------------------

------------------------------------------------------------------------
(Signature)
------------------------------------------------------------------------
(Signature)
------------------------------------------------------------------------
(Title or Authority)


Please mark, date and sign your name as it appears on this proxy card and return it in the enclosed envelope. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                           THE ASSOCIATED GROUP, INC.                      PROXY
                              CLASS A COMMON STOCK
               SPECIAL MEETING OF STOCKHOLDERS--DECEMBER 9, 1999



       This proxy is solicited on behalf of The Associated Group, Inc. board of directors for The Associated Group, Inc. Special Meeting of Stockholders on December 9, 1999.

       The undersigned hereby appoints Myles P. Berkman, David J. Berkman and Scott G. Bruce, and each of them, as proxies, each with the full power to appoint a substitute, to represent and to vote, as directed on the reverse side of this card, all the shares of Class A common stock of The Associated Group, Inc. the undersigned may be entitled to vote, with all the powers the undersigned would possess if personally present, at The Associated Group, Inc. Special Meeting of Stockholders to be held on December 9, 1999, at 10:00 a.m. local time, in the Meeting Room of Gateway Towers, 320 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, and at any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon any adjournments or postponements of the Special Meeting, subject to any directions on the reverse side of this card, and upon such other business as may properly come before the Special Meeting and matters incident to the conduct of the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

       This proxy when properly executed will be voted in the manner directed on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 28, 1999, BY AND AMONG AT&T CORP., A-GROUP MERGER CORP., A WHOLLY OWNED SUBSIDIARY OF AT&T CORP., LIBERTY MEDIA CORPORATION AND THE ASSOCIATED GROUP, INC., IN ACCORDANCE WITH THE RECOMMENDATION OF THE ASSOCIATED GROUP, INC. BOARD OF DIRECTORS, AND IN THEIR DISCRETION UPON ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING, SUBJECT TO ANY DIRECTIONS ON THE REVERSE SIDE OF THIS CARD, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. The undersigned acknowledges receipt of the Proxy Statement/Prospectus of the Company and AT&T Corp., dated October 29, 1999, and the related Notice of Special Meeting of Stockholders.


              (continued--to be dated and signed on reverse side)

1. Approval and adoption of the Amended and Restated Agreement and Plan of Merger dated as of October 28, 1999, by and among AT&T Corp., A-Group Merger Corp., a wholly-owned subsidiary of AT&T Corp., Liberty Media Corporation and The Associated Group, Inc.

         FOR                   AGAINST                 ABSTAIN

         / /                     / /                     / /


2. In their discretion, the named proxies are authorized to vote upon any adjournments or postponements of the Special Meeting, provided that if you vote against approval and adoption of the Amended and Restated Agreement and Plan of Merger, your proxy will not be voted in favor of adjourning the Special Meeting for the purpose of soliciting additional proxies.


THE ASSOCIATED GROUP, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER REFERRED TO IN ITEM 1 ABOVE.


       To vote your shares of Class A common stock for approval and adoption of the Amended and Restated Agreement and Plan of Merger, dated as of October 28, 1999, by and among AT&T Corp., A-Group Merger Corp., a wholly-owned subsidiary of AT&T Corp., Liberty Media Corporation and The Associated Group, Inc., mark the "FOR" box on item "1." To vote against approval and adoption of the Amended and Restated Agreement and Plan of Merger, mark the "AGAINST" box. To abstain from voting for or against approval and adoption of the Amended and Restated Agreement and Plan of Merger, mark the "ABSTAIN" box. Approval and adoption of the Amended and Restated Agreement and Plan of Merger will also constitute approval of the merger and the other transactions contemplated by the Amended and Restated Agreement and Plan of Merger.


Please sign here exactly as your name(s) appears(s) to the left.

Dated                                                            , 1999
      -----------------------------------------------------------

------------------------------------------------------------------------
(Signature)
------------------------------------------------------------------------
(Signature)
------------------------------------------------------------------------
(Title or Authority)


Please mark, date and sign your name as it appears on this proxy card and return it in the enclosed envelope. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.



                                       2